                                                                    EXHIBIT 10.4

[ORIX LOGO]

                           LOAN AND SECURITY AGREEMENT

BORROWER: CELEBRATEEXPRESS.COM, INC., A WASHINGTON CORPORATION
ADDRESS:  11220 120TH AVE. NE
          KIRKLAND, WASHINGTON  98033

DATE: MAY 21, 2004

This Loan and Security Agreement is entered into on the above date between ORIX Venture Finance LLC, a Delaware limited liability company ("ORIX"), successor in interest to ORIX USA Corporation, with an address at 151 Lytton Avenue, Palo Alto, CA 94301, and the borrower named above ("Borrower"), whose chief executive office is located at the above address ("Borrower's Address"). The Schedule to this Loan and Security Agreement being signed concurrently (the "Schedule") is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 7 below.)

1.    LOANS.

      1.1 LOANS. Subject to the terms and conditions in this Agreement, ORIX shall make a loan to Borrower (the "Loan"), in the amount shown on the Schedule. The Loan shall be evidenced by a Secured Promissory Note made by Borrower to ORIX, on ORIX's standard form (the "Note") and shall be repayable as therein set forth, provided that the entire unpaid principal balance of the Loan and any accrued and unpaid interest thereon shall be due and payable on the Maturity Date set forth in the Schedule. The Loan may not be repaid and reborrowed.

      1.2 CONDITIONS. The making of the Loan is subject to the satisfaction of the following conditions precedent, which Borrower agrees to satisfy * : (i) all filings have been completed that are necessary or advisable to perfect the security interest of ORIX in the Collateral, including without limitation filings in the United States Copyright Office and United States Patent and Trademark Office (subject to the provisions of the Intellectual Property Security Agreement of even date between Borrower and ORIX), (ii) all documents relating to this Agreement have been executed and delivered, (iii) ORIX has confirmed to its satisfaction that there has been no Material Adverse Change since the date of the last financial statements provided to ORIX, (iv) UCC and other searches deemed necessary by ORIX have been completed and the results thereof are satisfactory to ORIX, and (v) all other matters relating to the Loan have been completed to ORIX's satisfaction.

      *PRIOR TO THE EXECUTION OF THE INITIAL NOTE BY BORROWER

      1.3 INTEREST. The Loan and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement or in another written agreement signed by ORIX and Borrower. Borrower shall pay interest on the Loan accrued for each month no later than the 15th day of the following month, and at maturity.

      1.4 FEES. Borrower shall pay ORIX the fees shown on the Schedule, which are in addition to all interest and other sums payable to ORIX and are not refundable.

      1.5 LATE FEE. If any payment of accrued interest for any month is not made by the 15th day of the following month, or if any payment of principal or any other payment is not made within five Business Days after the date due, Borrower shall pay ORIX a late payment fee equal to 5% of the amount of such late payment. The provisions of this paragraph shall not be construed as ORIX's consent to Borrower's failure to pay any amounts when due, and ORIX's acceptance of any such late payments shall not restrict ORIX's exercise of any remedies arising out of any such failure.

2.    SECURITY INTEREST.

      2.1 SECURITY INTEREST. To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to ORIX a security interest in all of the following (collectively, the "Collateral"): all right, title and interest of Borrower in and to the following, whether now owned or hereafter arising or acquired and wherever located: all Accounts; all Inventory; all Equipment; all General Intangibles (including without limitation all

                                      -1-
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      ORIX                                  LOAN AND SECURITY AGREEMENT

Intellectual Property and Deposit Accounts); all Investment Property; all Other Property; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, any and all of the above, and all Borrower's books relating to any of the above, including without limitation the assets identified in the Representations. *

* NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION 2, THE GRANT, ASSIGNMENT AND TRANSFER OF A SECURITY INTEREST AS PROVIDED HEREIN SHALL NOT EXTEND TO, AND THE TERM "COLLATERAL" SHALL NOT INCLUDE: (a) "INTENT-TO-USE" TRADEMARKS AT ALL TIMES PRIOR TO THE FIRST USE THEREOF, WHETHER BY THE ACTUAL USE THEREOF IN COMMERCE, THE RECORDING OF A STATEMENT OF USE WITH THE UNITED STATES PATENT AND TRADEMARK OFFICE OR OTHERWISE OR (b) ANY OF THE FOLLOWING ("NON-ASSIGNABLE CONTRACTS": ANY CONTRACT, INSTRUMENT OR CHATTEL PAPER IN WHICH BORROWER HAS ANY RIGHT, TITLE OR INTEREST IF AND TO THE EXTENT SUCH CONTRACT, INSTRUMENT OR CHATTEL PAPER INCLUDES A PROVISION CONTAINING A RESTRICTION ON ASSIGNMENT SUCH THAT THE CREATION OF A SECURITY INTEREST IN THE RIGHT, TITLE OR INTEREST OF BORROWER THEREIN WOULD BE PROHIBITED AND WOULD, IN AND OF ITSELF, CAUSE OR RESULT IN A DEFAULT THEREUNDER ENABLING ANOTHER PERSON PARTY TO SUCH CONTRACT, INSTRUMENT OR CHATTEL PAPER TO ENFORCE ANY REMEDY WITH RESPECT THERETO; PROVIDED THAT THE FOREGOING EXCLUSION SHALL NOT APPLY IF (i) SUCH PROHIBITION HAS BEEN WAIVED OR SUCH OTHER PERSON HAS OTHERWISE CONSENTED TO THE CREATION HEREUNDER OF A SECURITY INTEREST IN SUCH CONTRACT, INSTRUMENT OR CHATTEL PAPER OR (ii) SUCH PROHIBITION WOULD BE RENDERED INEFFECTIVE PURSUANT TO SECTIONS 9-407(a) OR 9-408(a) OF THE CODE, AS APPLICABLE AND AS THEN IN EFFECT IN ANY RELEVANT JURISDICTION, OR ANY OTHER APPLICABLE LAW (INCLUDING THE BANKRUPTCY CODE) OR PRINCIPLES OF EQUITY); PROVIDED FURTHER THAT IMMEDIATELY UPON THE INEFFECTIVENESS, LAPSE OR TERMINATION OF ANY SUCH PROVISION, THE COLLATERAL SHALL INCLUDE, AND BORROWER SHALL BE DEEMED TO HAVE GRANTED A SECURITY INTEREST IN, ALL ITS RIGHTS, TITLE AND INTERESTS IN AND TO SUCH CONTRACT, INSTRUMENT OR CHATTEL PAPER AS IF SUCH PROVISION HAD NEVER BEEN IN EFFECT; AND PROVIDED FURTHER THAT THE FOREGOING EXCLUSION SHALL IN NO WAY BE CONSTRUED SO AS TO LIMIT, IMPAIR OR OTHERWISE AFFECT ORIX'S UNCONDITIONAL CONTINUING SECURITY INTEREST IN AND TO ALL RIGHTS, TITLE AND INTERESTS OF BORROWER IN OR TO ANY PAYMENT OBLIGATIONS OR OTHER RIGHTS TO RECEIVE MONIES DUE OR TO BECOME DUE UNDER ANY SUCH CONTRACT, INSTRUMENT OR CHATTEL PAPER AND IN ANY SUCH MONIES AND OTHER PROCEEDS OF SUCH CONTRACT, INSTRUMENT OR CHATTEL PAPER. BORROWER REPRESENTS AND WARRANTS THAT THERE ARE NO NON-ASSIGNABLE CONTRACTS WHICH ARE MATERIAL TO BORROWER'S BUSINESS, AND IN THE EVENT, IN THE FUTURE, BORROWER ENTERS INTO ANY NON-ASSIGNABLE CONTRACT WHICH IS MATERIAL TO ITS BUSINESS, OR ANY NON-ASSIGNABLE CONTRACT BECOMES MATERIAL TO ITS BUSINESS, BORROWER SHALL GIVE ORIX PROMPT WRITTEN NOTICE OF THE SAME AND SHALL USE COMMERCIALLY REASONABLE EFFORTS TO HAVE THE OTHER PARTY TO THE CONTRACT CONSENT TO THE GRANT OF A SECURITY INTEREST THEREIN TO ORIX PURSUANT TO THIS AGREEMENT.

3.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

      In order to induce ORIX to enter into this Agreement and to make the Loan, Borrower represents and warrants to ORIX as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants:

      3.1 CORPORATE EXISTENCE AND AUTHORITY. Borrower is and will continue to be, duly organized, validly existing and in good standing under the laws of the State of WASHINGTON. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would result in a Material Adverse Change. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), (iii) do not violate Borrower's articles or certificate of incorporation, or Borrower's by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any indebtedness or obligation under any agreement or instrument which is binding upon Borrower or its property.

      3.2 NAME; TRADE NAMES AND STYLES. The full correct name of Borrower and its state of incorporation are set forth in the heading to this Agreement. Listed on the Representations are all prior names of Borrower and all of Borrower's present and prior trade names. Borrower shall give ORIX * days' prior written notice before changing its name or doing business under any other name. Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

      *10

      3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth in the Representations. Borrower will give ORIX at least 15 days prior written notice before opening any additional place of business, changing its chief executive office, or moving any of the Collateral to a location other than Borrower's Address or one of the locations set forth on the Schedule.

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      ORIX                                  LOAN AND SECURITY AGREEMENT

      3.4 TITLE TO COLLATERAL. Borrower is now, and will at all times in the future be, the sole owner of all the Collateral*, except for specific items of Equipment which are leased by Borrower. ** The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the security interest in favor of ORIX and Permitted Liens. ORIX now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject only to Permitted Liens, and Borrower will at all times defend ORIX and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture. Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

      * OR, WITH RESPECT TO INTELLECTUAL PROPERTY LICENSED FROM OTHER PERSONS, THE LICENSEE OF SUCH LICENSED ITEM OF COLLATERAL,

      **BORROWER REPRESENTS AND WARRANTS THAT IT IS NOT THE LICENSEE UNDER ANY LICENSES THE ROYALTIES UNDER WHICH EXCEED $250,000 IN ANY YEAR, AND, IN THE EVENT, IN THE FUTURE, THE ROYALTIES UNDER ANY LICENSE UNDER WHICH THE BORROWER IS THE LICENSEE EXCEED $250,000 IN ANY YEAR, BORROWER SHALL PROVIDE PROMPT WRITTEN NOTICE OF THE SAME TO ORIX.

      3.5 MAINTENANCE OF COLLATERAL. Borrower will maintain the Collateral in good working condition, ordinary wear and tear excepted, and Borrower will not use the Collateral for any unlawful purpose. Borrower will immediately advise ORIX in writing of any material loss or damage to the Collateral.

      3.6 BOOKS AND RECORDS. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with GAAP.

      3.7 FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements now or in the future delivered to ORIX have been, and will be, prepared in conformity with GAAP and now and in the future will completely and fairly reflect the financial condition of Borrower, at the times and for the periods therein stated. Between the last date covered by any such statement provided to ORIX and the date hereof, there has been no Material Adverse Change. Borrower is now and will continue to be solvent.

      3.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Borrower has timely filed, and will timely file, all tax returns and reports required by applicable law, and Borrower has timely paid, and will timely pay, all applicable taxes, assessments, deposits and contributions now or in the future owed by Borrower.

      3.9 COMPLIANCE WITH LAW. Borrower has complied, and will comply, in all material respects, with all provisions of all applicable laws and regulations, including, but not limited to, those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, compensation and benefits payable or provided to Borrower's employees, and all environmental matters. Proceeds of all Loans shall be used solely to repay the Prior Note (as defined in Section 1 of the Schedule) without prepayment fee and for other lawful business purposes.

      3.10 LITIGATION. * there is no claim, suit, litigation, proceeding or investigation pending or threatened against or affecting Borrower involving more than ** . Borrower will promptly inform ORIX in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Borrower involving any claim of * or more.

      *THE BORROWER HAS BEEN SUED BY BRENDA TALAVERA IN KANSAS CITY, MO. FEDERAL COURT, TALAVERA V. CELEBRATEEXPRESS.COM, INC. CASE NO. 2-03-CV-2366. PLAINTIFF IS CLAIMING THAT THE BORROWER HAS INFRINGED ON PLAINTIFF'S COPYRIGHT TO A UNICORN DESIGN. THE BORROWER IS TAKING THESE ALLEGATIONS SERIOUSLY, BUT DENIES THE CLAIMS OF INFRINGEMENT. EXCEPT FOR THE FOREGOING,

      **$50,000

4.    ADDITIONAL DUTIES OF THE BORROWER.

      4.1 INSURANCE. Borrower shall, at all times, insure all of the Collateral and carry such other business insurance, with insurers reasonably acceptable to ORIX, in such form and amounts as ORIX may reasonably require, and Borrower shall provide evidence of such insurance to ORIX, so that ORIX is satisfied that such insurance is, at all times, in full force and effect. All such insurance policies shall name ORIX as the exclusive additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to ORIX. Upon receipt of the proceeds of any such insurance, ORIX shall apply such proceeds in reduction of the Obligations as ORIX shall determine in its sole discretion, except that, provided no Default or Event of Default has occurred and is continuing, ORIX shall release to Borrower insurance proceeds with respect to Equipment totaling less than $100,000, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid. ORIX may require reasonable assurance that the insurance proceeds so released will be so used. If Borrower fails to provide or pay for any insurance, ORIX may, but is not obligated to, obtain the same at Borrower's expense. Borrower shall promptly deliver to ORIX copies of all reports made to insurance companies.

      4.2 REPORTS. Borrower, at its expense, shall provide ORIX with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as ORIX shall from time to time reasonably specify.

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      ORIX                                  LOAN AND SECURITY AGREEMENT

      4.3 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At reasonable times, and on three Business Day's notice (except if a Default or Event of Default has occurred and is continuing or if ORIX in its good faith business judgment believes or suspects that Borrower has engaged in defalcation, intentional misrepresentation, or fraud, in which case then ORIX may do the following at any time and without any notice), ORIX, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records. The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be at ORIX's then standard charge for the same, plus all other reasonable out-of-pockets costs and expenses incurred by ORIX in connection therewith.

      4.4 REMITTANCE OF PROCEEDS. All proceeds arising from the sale or other disposition of any Collateral (other than (i) the proceeds of the sale of Inventory in the ordinary course of business or the non-exclusive licensing of Intellectual Property in the ordinary course of business, or (ii) proceeds of dispositions of obsolete or unneeded Equipment in the ordinary course of business in an amount not in excess of * in any fiscal year) shall be delivered, in kind, by Borrower to ORIX in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations in such order as ORIX shall determine. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

      *$100,000

      4.5 NEGATIVE COVENANTS. Borrower shall not, without ORIX's prior written consent, do any of the following: (i) merge or consolidate with another corporation or entity; (ii) acquire any assets, except in the ordinary course of business; (iii) enter into any other transaction outside the ordinary course of business; (iv) sell or transfer any Collateral (except that, provided no Default or Event of Default has occurred and is continuing, Borrower may do the following in good faith arm's length transactions, in the ordinary course of business: (A) sell Inventory; (B) enter into non-exclusive licenses with respect to its Intellectual Property; and (C) trade-in or dispose of obsolete or unneeded Equipment); (v) store any Inventory or other Collateral with any warehouseman or other third party; (vi) make any loans of any money or other assets to, or purchase the stock or other securities of, or make any other investment in, any other Person *; (vii) guarantee or otherwise become liable with respect to the obligations of another Person; (viii) pay or declare any dividends on Borrower's stock (other than dividends payable solely in shares of stock of Borrower); (ix) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock **; (x) make any change in Borrower's capital structure; (xi) reincorporate in another state; or (xii) dissolve or elect to dissolve; or (xiii) agree to do any of the foregoing.

      *OTHER THAN (A) INVESTMENTS EXISTING ON THE DATE HEREOF AND DISCLOSED IN THE REPRESENTATIONS, (B) (i) MARKETABLE DIRECT OBLIGATIONS ISSUED OR UNCONDITIONALLY GUARANTEED BY THE UNITED STATES OF AMERICA OR ANY AGENCY OR ANY STATE THEREOF MATURING WITHIN ONE (1) YEAR FROM THE DATE OF ACQUISITION THEREOF,
(ii) COMMERCIAL PAPER MATURING NO MORE THAN ONE (1) YEAR FROM THE DATE OF CREATION THEREOF AND CURRENTLY HAVING THE HIGHEST RATING OBTAINABLE FROM EITHER STANDARD & POOR'S CORPORATION OR MOODY'S INVESTORS SERVICE, INC., AND (iii) CERTIFICATES OF DEPOSIT MATURING NO MORE THAN ONE (1) YEAR FROM THE DATE OF INVESTMENT THEREIN ISSUED BY BORROWER'S DEPOSITARY INSTITUTIONS; (C) EXTENSIONS OF CREDIT IN THE NATURE OF ACCOUNTS RECEIVABLE OR NOTES RECEIVABLE ARISING FROM THE SALE OR LEASE OF GOODS OR SERVICES IN THE ORDINARY COURSE OF BORROWER'S BUSINESS; (D) INVESTMENTS CONSISTING OF THE ENDORSEMENT OF NEGOTIABLE INSTRUMENTS FOR DEPOSIT OR COLLECTION OR SIMILAR TRANSACTIONS IN THE ORDINARY COURSE OF BORROWER'S BUSINESS; (E) INVESTMENTS (INCLUDING DEBT OBLIGATIONS) RECEIVED IN CONNECTION WITH THE BANKRUPTCY OR REORGANIZATION OF CUSTOMERS OR SUPPLIERS AND IN SETTLEMENT OF DELINQUENT OBLIGATIONS OF, AND OTHER DISPUTES WITH, CUSTOMERS OR SUPPLIERS ARISING IN THE ORDINARY COURSE OF BORROWER'S BUSINESS; (F) INVESTMENTS CONSISTING OF LOANS AND ADVANCES TO BORROWER'S EMPLOYEES, OFFICERS AND DIRECTORS IN THE ORDINARY COURSE OF BUSINESS OR AS OTHERWISE APPROVED BY THE BOARD OF DIRECTORS OF BORROWER NOT IN EXCESS OF ONE HUNDRED THOUSAND DOLLARS ($100,000) IN THE AGGREGATE; AND (G) OTHER INVESTMENTS NOT DESCRIBED ABOVE AGGREGATING NOT IN EXCESS OF TWENTY-FIVE THOUSAND DOLLARS ($25,000) AT ANY TIME

      **EXCEPT THAT BORROWER MAY REPURCHASE STOCK FROM FORMER EMPLOYEES, CONSULTANTS, OR INDEPENDENT CONTRACTORS OF BORROWER IN ACCORDANCE WITH THE TERMS OF REPURCHASE OR SIMILAR AGREEMENTS BETWEEN BORROWER AND SUCH EMPLOYEES, CONSULTANTS, OR INDEPENDENT CONTRACTORS, FOR A TOTAL PURCHASE PRICE FOR ALL SUCH REPURCHASES IN ANY FISCAL YEAR NOT TO EXCEED $150,000, PROVIDED THAT NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING BEFORE, AND AFTER GIVING EFFECT TO, SUCH REPURCHASE

      4.6 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against ORIX with respect to any Collateral or in any manner relating to Borrower, Borrower shall, without expense to ORIX, make available Borrower and its officers, employees and agents, and Borrower's books and records, without charge, to the extent that ORIX may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding*.

      * EXCEPT INSOFAR AND TO THE EXTENT THAT BORROWER'S INTERESTS WITH RESPECT THERETO MAY BE ADVERSE TO ORIX'S, AS DETERMINED BY BORROWER IN BORROWER'S GOOD FAITH BUSINESS JUDGMENT.

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      ORIX                                  LOAN AND SECURITY AGREEMENT

      4.7 NOTIFICATION OF CHANGES. Borrower will promptly notify ORIX in writing of any change in its officers or directors, the opening of any new bank account or other Deposit Account, and any Material Adverse Change.

      4.8 FINANCIAL COVENANTS. Borrower shall comply with all of the Financial Covenants set forth in the Schedule, and all other covenants and provisions set forth in the Schedule.

      4.9 LANDLORD AGREEMENTS. Borrower shall, from time to time, upon ORIX's request, use its best efforts to obtain written waivers and agreements from Borrower's landlords, on such form and containing such provisions as ORIX shall specify.

      4.10 FURTHER ASSURANCES. Borrower agrees, at its expense, on request by ORIX, to execute all documents and take all actions, as ORIX may deem reasonably necessary or useful in order to perfect and maintain ORIX's perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.

      4.11 INDEMNITY. Borrower hereby agrees to indemnify the following Persons (collectively, the "Indemnitees"): ORIX and its affiliates, subsidiaries, parent, directors, officers, employees, agents, and attorneys, and to hold them harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including
* attorneys' fees and expenses), of every nature, character and description, which any Indemnitee may sustain or incur based upon or arising out of any of the Obligations, any relationship or agreement between ORIX and Borrower, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by any Indemnitee relating to Borrower or the Obligations; provided that the indemnity hereunder to an Indemnitee shall not extend to damages ** such Indemnitee's own gross negligence or willful misconduct. Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

      *REASONABLE

      **RESULTING FROM

      4.12 BOARD OBSERVATION RIGHTS. Borrower shall notify ORIX at least two weeks in advance of the time and place of any regularly scheduled meeting, or as soon as reasonably possible of any unscheduled meeting, of the Board of Directors of Borrower (including without limitation telephone, conference call and video meetings), and ORIX shall have the right to have a representative attend all meetings of the Board of Directors of Borrower (including without limitation telephone, conference call and video meetings), in a nonvoting-observer capacity. Borrower shall give ORIX copies of all notices, minutes, consents and other materials the Borrower provides to its directors in connection with said meetings. Any information provided to ORIX shall be subject to the confidentiality agreement in Section 8.2 of this Agreement.

5.    TERM.

      5.1 MATURITY DATE. On the maturity date set forth on the Schedule (the "Maturity Date") or any earlier occurrence of any Event of Default*, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable.

      *AS PROVIDED IN SECTION 6.2 HEREOF

      5.2 PREPAYMENT. Borrower shall have the option of prepaying the principal amount of the Note, prior to the Maturity Date, in whole or in part, provided that Borrower concurrently pays ORIX (i) all accrued and unpaid interest on the principal so prepaid and (ii) a prepayment fee equal to 1% of the amount prepaid if prepayment occurs prior to April 30, 2005, and 2% of the amount prepaid if prepayment occurs on or after April 30, 2005. Said prepayment fee shall be due from Borrower to ORIX upon any prepayment of the principal of the Note, including without limitation any prepayment as a result of an Event of Default or the exercise of any rights or remedies by ORIX following the same. Borrower shall not pay any prepayment fee on the repayment of the Prior Note (as defined in Section 1 of the Schedule), with the proceeds of the Loan made pursuant to this Agreement.

      5.3 TERMINATION STATEMENTS. Upon payment and performance in full of all the Obligations, ORIX shall promptly deliver to Borrower UCC termination statements and such other documents as may be reasonably required to terminate ORIX's security interests in the Collateral.

6.    EVENTS OF DEFAULT AND REMEDIES.

      6.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and Borrower shall give ORIX immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to ORIX by Borrower or any of Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect*; or (b) Borrower shall fail to pay the principal of and accrued interest on the Loan which is due on the Maturity Date, on the date due; or (c) Borrower shall fail to pay any other principal or interest payment on any Loan or any other monetary Obligation, within three Business Days after the date due; or (d) Borrower shall fail to comply with any of the Financial Covenants set forth in the Schedule or with any provision under Subsection 4.5 hereof; or (e) Borrower shall fail to perform any non-monetary Obligation within ** Business Days after the date due; or (f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted
Lien) is made on all or any part of the Collateral which is not cured within

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      ORIX                                  LOAN AND SECURITY AGREEMENT

10 days after the occurrence of the same; or (g) Borrower breaches any material contract or obligation, which has or may reasonably be expected to have a material adverse effect on Borrower's business or financial condition ***; or
(h) dissolution, termination of existence, insolvency, business failure or temporary or permanent suspension of business of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect ****; or (i) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing; or (j) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities, money or other property or asset pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or (k) there shall be a change in the record or beneficial ownership of an aggregate of more than 30% of the outstanding shares of stock or other equity ownership interest in Borrower, in one or more transactions, compared to the ownership of outstanding shares of stock of Borrower in effect on the date hereof, without the prior written consent of ORIX; or (l) Borrower shall generally not pay its debts as they become due, or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (m) a Material Adverse Change shall occur; or (n) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or (o) an event of default shall occur and be continuing under any other Loan Document (after giving effect to, but without duplication of, grace periods under such other Loan Document applicable thereto).

      *AS OF THE DATE MADE OR DELIVERED OR DEEMED MADE OR DELIVERED

      ** FIVE

      ***PROVIDED, HOWEVER, THAT THE EVENT OF DEFAULT UNDER THIS SECTION 6.1(g) CAUSED BY THE BREACH OF ANOTHER MATERIAL AGREEMENT OR OBLIGATION DESCRIBED IN THIS SECTION SHALL BE AUTOMATICALLY CURED FOR PURPOSES OF THIS AGREEMENT UPON THE PERMITTED CURE OR WAIVER OF THE BREACH UNDER SUCH OTHER MATERIAL AGREEMENT OR OBLIGATION

      **** PROVIDED THAT IN THE CASE OF AN INVOLUNTARY BANKRUPTCY PROCEEDING FILED AGAINST BORROWER, BORROWER SHALL HAVE 30 DAYS TO HAVE SUCH PROCEEDING DISMISSED

      6.2 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, ORIX, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Accelerate or extend the time of payment of, compromise, issue credits on, or bring suit on the Accounts and other Collateral (in the name of Borrower or ORIX), settle or adjust disputes or claims directly with Account Debtors for amounts and upon terms which it considers advisable, and notify Account Debtors on the Accounts and other Collateral that the Accounts and Collateral have been assigned to ORIX, and that payments in respect thereof shall be made directly to ORIX, and otherwise administer and collect the Accounts and other Collateral; (d) Collect, receive, dispose of and realize upon any Investment Property, including withdrawal of any and all funds from any securities accounts; (e) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes ORIX without judicial process to enter onto any of Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as ORIX deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should ORIX seek to take possession of any of the Collateral by court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that ORIX retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (f) Require Borrower to assemble any or all of the Collateral and make it available to ORIX at places designated by ORIX which are reasonably convenient to ORIX and Borrower, and to remove the Collateral to such locations as ORIX may deem advisable; (g) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, ORIX shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (h) Sell, lease or otherwise dispose of any of the Collateral, in its condition

      ORIX                                  LOAN AND SECURITY AGREEMENT

at the time ORIX obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. ORIX shall have the right to conduct such disposition on Borrower's premises without charge, for such time or times as ORIX deems reasonable, or on ORIX's premises, or elsewhere and the Collateral need not be located at the place of disposition. ORIX may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by ORIX with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of ORIX's rights and remedies, from and after the occurrence of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional two percent per annum.

      6.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Borrower and ORIX agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by ORIX, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m.;
(v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, ORIX may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same. ORIX shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

      6.4 INVESTMENT PROPERTY. If a Default or an Event of Default has occurred and is continuing, Borrower shall hold all payments on, and proceeds of, and distributions with respect to, Investment Property in trust for ORIX, and Borrower shall deliver all such payments, proceeds and distributions to ORIX, immediately upon receipt, in their original form, duly endorsed, to be applied to the Obligations in such order as ORIX shall determine. Borrower recognizes that ORIX may be unable to make a public sale of any or all of the Investment Property, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale thereof.

      6.5 POWER OF ATTORNEY. Borrower grants to ORIX an irrevocable power of attorney coupled with an interest, authorizing and permitting ORIX (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise, but ORIX agrees to exercise the following powers in a commercially reasonable manner: (a) Execute on behalf of Borrower any documents that ORIX may, in its good faith business judgment, deem advisable in order to perfect and maintain ORIX's security interest in the Collateral, or in order to exercise a right of Borrower or ORIX, or in order to fully consummate all the transactions contemplated under this Agreement, or under any and all other present and future agreements, to execute and deliver to any securities intermediary or other Person any entitlement order, account control agreement or other notice, document or instrument with respect to any Investment Property constituting Collateral, to make any payment or take any action necessary or desirable to protect or preserve any Collateral or ORIX's security interest therein or the priority thereof, or in order to fully consummate all the transactions contemplated under this Agreement or any other Loan Document; (b) After the occurrence and during the continuance of any Event of Default, without limiting ORIX's other rights and remedies, do any of the following: (i) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into ORIX's possession; (ii) Grant extensions of time to pay, compromise claims and settle Accounts, General Intangibles and Other Property for less than face value and execute all releases and other documents in connection therewith; (iii) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor; and
(iv) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor.

      6.6 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale or other disposition of the Collateral shall be applied by ORIX first to the reasonable costs, expenses, liabilities, obligations and * attorneys' fees incurred by ORIX in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as ORIX shall determine in its sole discretion. Any surplus shall be paid to Borrower or other Persons legally entitled thereto; Borrower shall remain liable to ORIX for any deficiency. If ORIX, in its sole discretion, directly or indirectly enters into a deferred

      ORIX                                  LOAN AND SECURITY AGREEMENT

payment or other credit transaction with any purchaser at any sale of Collateral, ORIX shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by ORIX of the cash therefor.

      *REASONABLE

      6.7 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, ORIX shall have all the other rights and remedies accorded a secured party under the Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between ORIX and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by ORIX of one or more of its rights or remedies shall not be deemed an election, nor bar ORIX from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of ORIX to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

7. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

      "Accounts" means all of the following, now owned and hereafter acquired by
Borrower: all "accounts" as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made (whether or not earned by performance), and all guaranties and other security therefor, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

      "Account Debtor" means the obligor on an Account.

      "Agreement" and "this Agreement" means this Loan and Security Agreement and all Exhibits and Schedules hereto and all modifications and amendments to, extensions of, and replacements for this Agreement.

      "Business Day" means any day other than a Saturday, Sunday or any other day on which commercial banks in Los Angeles, California or New York, New York are required or permitted by law to close.

      "Code" means the Uniform Commercial Code as adopted and in effect in the State of California on the date hereof.

      "Collateral" has the meaning set forth in Section 2.1 above.

      "continuing" when used with reference to a Default or an Event of Default means that the Default or Event of Default has occurred and has not been either waived in writing by ORIX or cured within any applicable cure period.

      "Default" means any event which with notice or passage of time or both, would constitute an Event of Default.

      "Deposit Account" means all of the following, now owned and hereafter acquired by Borrower: all "deposit accounts" as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all general and special bank accounts, demand accounts, checking accounts, savings accounts and certificates of deposit.

      "Equipment" means all of the following, now owned and hereafter acquired by Borrower: all "equipment" as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles, and any interest in any of the foregoing.

      "Event of Default" means any of the events set forth in Section 6.1 of this Agreement.

      "GAAP" means generally accepted accounting principles consistently applied.

      "General Intangibles" means all of the following, now owned and hereafter acquired by Borrower: all "general intangibles" as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all Intellectual Property, Deposit Accounts, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, licenses, permits, domain names, claims, income tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

      "Intellectual Property" means all of the following, now owned and hereafter acquired by Borrower: all (a) copyrights, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, (b) trade secret rights, including all rights to unpatented inventions and know-how, and confidential information; (c) mask work or similar rights available for the protection of semiconductor chips; (d) patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same; (e) trademarks, servicemarks, trade styles, and trade names, whether or not any of the foregoing are registered, and all applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by any such trademarks; (f) computer software and computer software products; (g) designs and design rights; (h) technology; (i) all claims for damages by way of past, present and future infringement of any of the

      ORIX                                  LOAN AND SECURITY AGREEMENT

rights included above; (j) all licenses or other rights to use any property or rights of a type described above.

      "Inventory" means all of the following, now owned and hereafter acquired by Borrower: all "inventory" as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

      "Investment Property" means all of the following, now owned and hereafter acquired by Borrower: all investment property, securities, stocks, bonds, debentures, debt securities, partnership interests, limited liability company interests, options, security entitlements, securities accounts, commodity contracts, commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and all other securities of every kind, whether certificated or uncertificated.

      "Material Adverse Change" means (i) a material adverse change in the business, operations, results of operations, assets, liabilities, condition or prospects of Borrower, (ii) the impairment of Borrower's ability to perform the Obligations, or of ORIX to enforce the Obligations or realize upon the Collateral, or (iii) a material adverse change in the value of the Collateral or the amount which ORIX would be likely to receive in the liquidation of the Collateral.

      "Obligations" means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower or any of its subsidiaries or affiliates to ORIX or its parent or any of its subsidiaries or affiliates, whether evidenced by this Agreement or any note or other instrument or document, whether arising from an extension of credit, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by ORIX in Borrower's indebtedness or obligations owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, loan fees, prepayment fees, and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and ORIX.

      "Other Property" means all of the following, now owned and hereafter acquired by Borrower: all of the following as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and all rights relating thereto: "documents", "instruments", "chattel paper", "letters of credit", "fixtures", and "money", and all other tangible and intangible personal property and rights of any other kind which are not included in the other items of Collateral, whether or not covered by the Code.

      "Permitted Liens" shall mean the following: * (iii) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of ORIX's security interests; (iv) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent or are being contested in good faith by appropriate proceedings, (v) liens which constitute banker's liens, rights of set-off or similar rights as to deposit accounts or other funds maintained with a bank or other financial institution (but only to the extent such banker's liens, rights of set-off or other rights are in respect of customary service charges relative to such deposit accounts and other funds, and not in respect of any loans or other extensions of credit by such bank or other financial institution to Borrower), (vi) cash deposits or pledges of an aggregate amount not to exceed $100,000 to secure the payment of worker's compensation, unemployment insurance or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business **.

      *(i) LIENS (A) UPON OR IN ANY EQUIPMENT ACQUIRED OR HELD BY BORROWER TO SECURE THE PURCHASE PRICE OF SUCH EQUIPMENT OR INDEBTEDNESS INCURRED SOLELY FOR THE PURPOSE OF FINANCING THE ACQUISITION OF SUCH EQUIPMENT OR (B) EXISTING ON SUCH EQUIPMENT AT THE TIME OF ITS ACQUISITION, PROVIDED THAT THE LIEN IS CONFINED SOLELY TO THE EQUIPMENT SO ACQUIRED, IMPROVEMENTS THEREON AND THE PROCEEDS OF SUCH EQUIPMENT; (ii) LIENS SECURING CAPITAL LEASE OBLIGATIONS ON ASSETS SUBJECT TO SUCH CAPITAL LEASES AND LIENS ON EQUIPMENT LEASED BY BORROWER PURSUANT TO AN OPERATING LEASE IN THE ORDINARY COURSE OF BORROWER'S BUSINESS (INCLUDING PROCEEDS THEREOF AND ACCESSIONS THERETO), ALL INCURRED SOLELY FOR THE PURPOSE OF FINANCING THE LEASE OF SUCH EQUIPMENT (INCLUDING LIENS ARISING FROM FINANCING STATEMENTS REGARDING SUCH LEASES)

      ** AND (vii) LIENS INCURRED IN CONNECTION WITH THE EXTENSION, RENEWAL OR REFINANCING OF THE INDEBTEDNESS SECURED BY LIENS OF THE TYPE DESCRIBED IN CLAUSES (i), (ii), AND (iii) ABOVE, PROVIDED THAT ANY EXTENSION, RENEWAL OR REPLACEMENT LIEN SHALL BE LIMITED TO THE PROPERTY ENCUMBERED BY THE EXISTING LIEN AND THE PRINCIPAL AMOUNT OF THE INDEBTEDNESS BEING EXTENDED, RENEWED OR REFINANCED DOES NOT INCREASE

      "Person" means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, unincorporated organization, association, corporation,

      ORIX                                  LOAN AND SECURITY AGREEMENT

government, or any agency or political division thereof, or any other entity.

      "Prime Rate" means the rate of interest per annum publicly announced from time to time by Citibank N.A., or, if not available, another major money center bank in New York City selected by ORIX in its sole discretion, as its prime rate in effect (said prime rate not being intended to be the lowest rate of interest charged by the referenced bank in connection with extensions of credit), or if such rate is not available, by a reasonable alternative means of determining the rate of interest selected by ORIX in its sole discretion.

      "Representations" means the written Representations and Warranties previously delivered by Borrower to ORIX dated June 4, 2002.

      "Warrant" means the warrant to purchase stock of the Borrower being issued to ORIX, and all extensions and renewals thereof and replacements therefor.

      Other Terms. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

8.    GENERAL PROVISIONS.

      8.1 APPLICATION OF PAYMENTS. All payments with respect to the Obligations may be applied, and in ORIX's sole discretion reversed and re-applied, to the Obligations, in such order and manner as ORIX shall determine in its good faith business judgment.

      8.2 CONFIDENTIALITY. ORIX agrees to use the same degree of care that it exercises with respect to its own proprietary information, to maintain the confidentiality of any and all proprietary, trade secret or confidential information provided to or received by ORIX from the Borrower, which indicates that it is confidential, including business plans and forecasts, non-public financial information, confidential or secret processes, formulae, devices and contractual information, customer lists, and employee relation matters, provided that ORIX may disclose such information to its officers, directors, employees, attorneys, accountants, affiliates, participants, prospective participants, assignees and prospective assignees, and such other Persons to whom ORIX shall at any time be required to make such disclosure in accordance with applicable law, and provided, that the foregoing provisions shall not apply to disclosures made by ORIX in its good faith business judgment in connection with the enforcement of its rights or remedies after an Event of Default. The confidentiality agreement in this Section supersedes any prior confidentiality agreement of ORIX relating to Borrower.

      8.3 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed as follows: (a) if to Borrower, at its address shown in the heading to this Agreement; and (b) if to ORIX, at ORIX USA CORPORATION, 1177 Avenue of the Americas, 10th Floor, New York, NY 10036, Attention: Legal Department, with a copy to ORIX USA CORPORATION, 228 Hamilton Avenue, 3rd Floor, Palo Alto, CA 94301, Attention: Mr. Michael David. The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to all other parties. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage prepaid.

      8.4 ATTORNEYS FEES AND COSTS. Borrower shall reimburse ORIX for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by ORIX, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, all reasonable attorneys' fees and costs ORIX incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; protect, obtain possession of, lease, dispose of, or otherwise enforce ORIX's security interest in, the Collateral; and otherwise represent ORIX in any litigation relating to Borrower. If either ORIX or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment.

      8.5 WAIVERS. The failure of ORIX at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and ORIX shall not waive or diminish any right of ORIX later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to ORIX shall be deemed to have been waived by any act or knowledge of ORIX or its agents or employees, but only by a specific written waiver signed by an authorized officer of ORIX and delivered to Borrower. Borrower waives the benefit of all statutes of limitations relating to

      ORIX                                  LOAN AND SECURITY AGREEMENT

any of the Obligations or this Agreement or any other Loan Document, and Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, Account, General Intangible, document or guaranty at any time held by ORIX on which Borrower is or may in any way be liable, and notice of any action taken by ORIX, unless expressly required by this Agreement. NEITHER ORIX NOR ITS PARENT, NOR ANY OF ITS AFFILIATES, SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR ATTORNEYS SHALL BE RESPONSIBLE OR LIABLE TO BORROWER OR TO ANY OTHER PARTY FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF ANY FINANCIAL ACCOMMODATION HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

      8.6 GENERAL. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and ORIX; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of ORIX, and any prohibited assignment shall be void. No consent by ORIX to any assignment shall release Borrower from its liability for the Obligations. If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower. This Agreement and all acts, transactions disputes and controversies arising hereunder or relating hereto, and all rights and obligations of ORIX and Borrower shall be governed by, and construed in accordance with the internal laws (and not the conflict of laws rules) of the State of California. Borrower
(i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at ORIX's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County;
(ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding. Paragraph headings are only used in this Agreement for convenience, and shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. The term "including", whenever used in this Agreement, shall mean "including (but not limited to)". This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against ORIX or Borrower under any rule of construction or otherwise. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect. This Agreement may be executed and delivered by the signing and delivery of this Agreement with original signatures or by facsimile copy. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith, including without limitation the Representations, are the final, entire and complete agreement between Borrower and ORIX and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of ORIX. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

      8.7 MUTUAL WAIVER OF JURY TRIAL. BORROWER AND ORIX EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN ORIX AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF ORIX OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH ORIX OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

      BORROWER:

            CELEBRATEEXPRESS.COM, INC.

            BY  /s/ DARIN WHITE
                ----------------------------------
                PRESIDENT OR VICE PRESIDENT

            BY  /s/ DARIN WHITE
                ---------------------------------
                SECRETARY OR ASS'T SECRETARY

      ORIX                                  LOAN AND SECURITY AGREEMENT

ORIX:

      ORIX VENTURE FINANCE LLC

      BY    /s/ KEVIN P. SHEEHAN
            -----------------------------------
            KEVIN P. SHEEHAN,
            PRESIDENT AND CEO

[ORIX LOGO]

                                   SCHEDULE TO

                           LOAN AND SECURITY AGREEMENT

BORROWER: CELEBRATEEXPRESS.COM, INC.
ADDRESS:  11220 120TH AVE. NE
          KIRKLAND, WASHINGTON  98033

DATE: MAY __, 2004

This Schedule is an integral part of the Loan and Security Agreement between ORIX Venture Finance LLC ("ORIX") and the above-borrower ("Borrower") of even date.

1.    LOAN AMOUNT (Section 1.1): $5,000,000

                        The Loan shall be made in two disbursements, as follows:

                        (1) The first disbursement of the Loan (the "First Disbursement") shall be in the amount of $3,333,333.33 and shall be made concurrently herewith. The proceeds of the first disbursement of the Loan shall be applied by ORIX to the payment of the unpaid principal balance of that certain Secured Promissory Note dated July 17, 2002, made by Borrower to the order of ORIX, in the original principal amount of $5,000,000 (the "Prior Note"). Accrued and unpaid interest on the Prior Note shall be paid concurrently herewith.

                        (2) The second disbursement of the Loan in the amount of $1,666,666.67 (the "Second Disbursement") shall be made by ORIX within five Business Days following ORIX' receipt of written request therefor from the Borrower, in one disbursement, provided that (i) at the date the Second Disbursement is to be made, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, and (ii) the Second Disbursement shall not be made after June 30, 2004. The Borrower shall not be obligated to request the second disbursement of the Loan.

      ORIX                          SCHEDULE TO LOAN AND SECURITY AGREEMENT

2.    INTEREST.

                        The interest rate in effect throughout each calendar month shall be the highest Prime Rate in effect during such month, plus 2.75% per annum, provided that the interest rate in effect in each month shall not be less than 7.75% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Prime Rate has the meaning set forth in
                        Section 7 above.

3.    FEES (Section 1.4):

      Loan Fee:         $25,000, payable concurrently herewith.

4.  MATURITY DATE
      (Section 5.1):    APRIL 30, 2006.

5.    REPORTING
      (Section 4.2):    Borrower, at its expense, shall provide ORIX with the
                        reports shown in Section 4.2 of the Loan Agreement and the following:

                        (a) Monthly financial statements within 30 days after the end of each month;

                        (b) Quarterly financial statements within 45 days after the end of each fiscal quarter;

                        (c) Annual, unqualified financial statements, audited by independent certified public accountants acceptable to ORIX, within 90 days after the end of each fiscal year of Borrower;

                        (d) Compliance certificates, showing compliance with the financial covenants set forth in this Agreement and confirming that no Defaults have occurred, at such intervals and times as the ORIX shall specify;

6.    FINANCIAL COVENANTS.
      (Section 4.8):    Borrower shall have positive EBITDA during each fiscal
                        quarter of Borrower, commencing with the fiscal quarter ending May 31, 2004.

                        As used herein, "EBITDA" means, on a consolidated basis, Borrower's earnings before interest, taxes, depreciation and other non-cash

      ORIX                          SCHEDULE TO LOAN AND SECURITY AGREEMENT

                        amortization expenses and other non-cash expenses of Borrower, determined in accordance with GAAP.

7.    ADDITIONAL PROVISIONS.

                              (a)   WARRANTS. Borrower shall concurrently
                                    issue to ORIX a seven-year Warrant to
                                    purchase 10,000 shares of common stock of Borrower, at $1.10 per share, and otherwise in the form being executed by Borrower and ORIX concurrently (the "New Warrant"). In addition, if for any reason the Note and all accrued interest thereon is not prepaid in full prior to May 15, 2005, then Borrower shall, on May 15, 2005, issue and deliver to ORIX an additional seven-year Warrant to purchase an additional 10,000 shares of common stock of Borrower, at $1.10 per share, on the same terms as the New Warrant, and any failure to issue and deliver to ORIX said additional Warrant on said date shall constitute an immediate Event of Default hereunder. The Warrants provided for hereunder are not refundable, and are in addition to the warrants previously issued by the Borrower to ORIX. Borrower agrees to use its reasonable best efforts to permit ORIX to sell the stock subject to the Warrant in a public market as soon as practically possible.

                              (b) DEPOSIT ACCOUNTS. Borrower represents and warrants that all banks and other institutions where its Deposit Accounts are maintained have entered into control agreements with ORIX sufficient to perfect ORIX's first-priority security interest in said Deposit Accounts, except that the Company's payroll account at Wells Fargo Bank is not currently subject to a control agreement.


                              (c)   STOCK. Borrower hereby grants ORIX the
                                    right to purchase shares of Borrower's
                                    preferred stock, in its next preferred
                                    stock offering (the "Next Offering"), at the same purchase price per share being paid by the other purchasers (provided that, if more than one price per share is being paid by the purchasers, the price to ORIX shall be the lowest of such prices). The number of shares to be purchased by ORIX shall be determined by ORIX in its discretion, provided that the total purchase price may not exceed $1,000,000. Borrower shall give ORIX written notice of the date of the Next Offering and details as to the terms thereof at least 30 days prior to the date the Next Offering is to be consummated, and ORIX may exercise its right to purchase

      ORIX                          SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                    said preferred stock by written notice to Borrower within 60 days after the date said notice is given to ORIX (but in no event prior to the date the Next Offering is consummated). Within five business days after the date the Next Offering is consummated, Borrower shall give ORIX written notice thereof and such information concerning the same as ORIX shall reasonably request. Promptly following the exercise of such right by ORIX, the Borrower shall issue such preferred stock to ORIX, and ORIX shall concurrently pay the purchase price thereof. In connection with its purchase of Series C preferred stock, ORIX shall enter into the same stock purchase agreement and shareholders agreement that the Borrower enters into with the other purchasers of such stock, provided the terms thereof are reasonably acceptable to ORIX, but notwithstanding the terms of such agreements, ORIX shall be entitled to receive "piggy-back" registration rights and S-3 registration rights, on terms reasonably acceptable to ORIX, even if the other purchasers of such preferred stock are given more or less extensive rights. The rights of ORIX to purchase stock hereunder and its related rights may be exercised by ORIX or its designees, and any designees shall also enter into the foregoing stock purchase agreement and shareholders agreement.

                              (d)   SUBSIDIARY. Borrower represents and
                                    warrants that its sole subsidiary is List
                                    Selector & Processing, Inc., and that said subsidiary is, and throughout the term of this Agreement will continue to be, a shell corporation which has no assets and does not engage in business.

Borrower:                                           ORIX:

      CelebrateExpress.com, Inc.                    ORIX Venture Finance LLC

      By /s/ Darin White                            By /s/ Kevin P. Sheehan
         ---------------------------------             -------------------------
         President or Vice President                   Kevin P. Sheehan,
                                                       President and CEO

      By /s/ Darin White
         ---------------------------------
         Secretary or Ass't Secretary